PACIFIC SELECT FUND  LARGE-CAP VALUE PORTFOLIO
                        Report Pursuant to Rule 10f-3
                    For the Quarter Ending September 30, 2003





							Comparable Securities

		    Securities Purchased	(1)		(2)		(3)

(1) Name of Issuer      First Energy Corp  	American 	Public Service	N/A
						Electric	Enterprise
						Power Co INc	Group Inc

(2) Description of	Common Stock		Common Stock	Common Stock	N/A
Security (name,
coupon, maturity,
subordination,
common stock, etc.)


(3) Date of Purchase	09/12/03		N/A		N/A		N/A


(4) Unit Price		$30.00			$20.95		$41.75		N/A


(5) Current Yield	N/A			N/A		N/A		N/A


(6) Yield to Maturity	N/A			N/A		N/A		N/A


(7) Principal Amount
of Total Offering	$840,000,000 		$1,047,500,000 	$344,437,500	N/A


(8) Underwriting
Spread			$0.975			$0.6285		$1.2525		N/A


(9) Names of    Citigroup Morgan 	JP Morgan, Salomon 	Citigroup,
Underwriters	Stanley, Barclays 	Smith Barney, Banc of	Morgan Stanley,	N/A
	 	capital, JP Morgan, 	America Securities	CS First Boston,
		Wachovia Securities,	LLC, BNP PARIBAS, 	Deutsche Bank
		BNY Capital Markets,  	Danske Markets, 	Securities, JP
		Inc, CS First Boston, 	Goldman Sachs & Co.,	Morgaon Lehman
		Lehman Brothers, UBS  	Lehman Brothers, 	Brothers, UBS
		Investment Bank		McDonald Investments	Investment Bank
					Inc, Morgan Stanley,
					UBS Warburg


(10) Years of 	    At least 3 Years	N/A			N/A		N/A
Continuous
Operation


(11) Dollar 	    $3,510,000		N/A			N/A		N/A
Amount of
Purchase


(12) % of 	    .417%		N/A			N/A		N/A
Offering
Purchased
by Fund


(13) % of 	    3.921%		N/A			N/A		N/A
Offering
Purchased
by Associated
Funds


(14) Sum of	    4.338%		N/A			N/A		N/A
(12) and (13)


(15) % of Fund	    .244%		N/A			N/A		N/A
Assets Applied
to Purchase


(16) Name(s) of	   Morgan Stanley 	N/A			N/A		N/A
Underwriter(s)
or Dealer(s) from
whom Purchased


(17) Is Portfolio   Yes			N/A			N/A		N/A
Manager a Manager
or Co-manager?











			PACIFIC SELECT FUND  LARGE-CAP VALUE PORTFOLIO
				Report Pursuant to Rule 10f-3
			    Quarter Ending September 30, 2003

Eligibility (check one):      X Registered public offering
				Eligible Municipal Security
				Eligible Foreign Offering
			        Eligible Rule 144A Offering

	 			Other fund purchasers having same investment adviser as Fund.

Check if the following conditions have been met (and discuss any exceptions):

X	The securities were purchased (1) prior to the end of the first day on which
	any sales were made at a price that did not exceed the price paid by each
	other purchaser in the offering or any concurrent offering of the
	securities (excepting, in an Eligible Foreign Offering, rights required
	by law to be granted to existing security holders) and (2) on or before
	the fourth day before termination, if a rights offering.

X	The securities were offered pursuant to an underwriting or similar
	agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

X	The commission, spread or profit was reasonable and fair in relation to
	that being received by others for underwriting similar securities during a comparable period of time.

X	Except for Eligible Municipal Securities, the issuer of such securities has
	been in continuous operation for not less than three years (including the
	operations of predecessors).

N/A	In the case of Eligible Municipal Securities, the issuer has been rated
	investment grade by at least one NRSRO, provided that, if the issuer or entity supplying the funds from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors) the securities must have been rated within the top three rating categories by an NRSRO.

X	Percentage of offering purchased by Fund and other funds with same
	investment adviser did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified institution buyers plus
	(2) principal amount of class in any concurrent public offering;
	(b) other securities, 25% of principal amount of offering of class.

X	The Fund did not purchase the securities being offered directly or
	indirectly from an Affiliated Underwriter, /provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and,
	(b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.

Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:

 	the securities were sold in an Eligible Rule 144A Offering; compliance with the first condition, above, regarding time and price.

Attach copy of written statement for each box checked.

The Portfolio Manager hereby certifies that the purchase of securities noted above under "Securities Purchased" complies with the Fund's Rule 10f-3 Procedures.

Date: October 8, 2003
						Signed: /s/ Jack Cunningham
						Name:   Jack Cunningham
						Title:  Fund Man










                PACIFIC SELECT FUND  REAL ESTATE PORTFOLIO
                        Report Pursuant to Rule 10f-3
                    For the Quarter Ending September 30, 2003





							Comparable Securities

		    Securities Purchased	(1)		(2)		(3)

(1) Name of Issuer      Avalonbay   		Federal Realty	Regency 	N/A
			Communitites Inc	Investment 	Centers Corp
						Trust

(2) Description of	Common Stock		Common Stock	Common Stock	N/A
Security (name,
coupon, maturity,
subordination,
common stock, etc.)


(3) Date of Purchase	08/12/2003		05/03/2003	08/02/2003	N/A


(4) Unit Price		$46.00			$30.90		$35.96		N/A


(5) Current Yield	N/A			N/A		N/A		N/A


(6) Yield to Maturity	N/A			N/A		N/A		N/A


(7) Principal Amount
of Total Offering	$126,500,000 		$86,956,493 	$129,456,000	N/A


(8) Underwriting
Spread			$0.60			$0.443		$1.6182		N/A


(9) Names of    Morgan Stanely,Legg 	Wachovia Securities	Citigroup,  	N/A
Underwriters	Mason Wood Walker	 			merrill Lynch,
				 				Wachovia
								Securities,
								Raymond James



(10) Years of 	   At least 3 Years	N/A			N/A		N/A
Continuous
Operation


(11) Dollar 	    $299,000,000	N/A			N/A		N/A
Amount of
Purchase


(12) % of 	    .236%		N/A			N/A		N/A
Offering
Purchased
by Fund


(13) % of 	    3.400%		N/A			N/A		N/A
Offering
Purchased
by Associated
Funds


(14) Sum of	    3.636%		N/A			N/A		N/A
(12) and (13)


(15) % of Fund	    .075%		N/A			N/A		N/A
Assets Applied
to Purchase


(16) Name(s) of	   Legg Mason	 	N/A			N/A		N/A
Underwriter(s)
or Dealer(s) from
whom Purchased


(17) Is Portfolio   No		N/A			N/A		N/A
Manager a Manager
or Co-manager?







			PACIFIC SELECT FUND  REAL ESTATE PORTFOLIO
				Report Pursuant to Rule 10f-3
			    For the Quarter Ending September 30, 2003

Eligibility (check one):      X Registered public offering
				Eligible Municipal Security
				Eligible Foreign Offering
			        Eligible Rule 144A Offering

	 			Other fund purchasers having same investment adviser as Fund.

Check if the following conditions have been met (and discuss any exceptions):

X	The securities were purchased (1) prior to the end of the first day on which
	any sales were made at a price that did not exceed the price paid by each
	other purchaser in the offering or any concurrent offering of the
	securities (excepting, in an Eligible Foreign Offering, rights required
	by law to be granted to existing security holders) and (2) on or before
	the fourth day before termination, if a rights offering.

X	The securities were offered pursuant to an underwriting or similar
	agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

X	The commission, spread or profit was reasonable and fair in relation to
	that being received by others for underwriting similar securities during a comparable period of time.

X	Except for Eligible Municipal Securities, the issuer of such securities has
	been in continuous operation for not less than three years (including the
	operations of predecessors).

x	In the case of Eligible Municipal Securities, the issuer has been rated
	investment grade by at least one NRSRO, provided that, if the issuer or entity supplying the funds from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors) the securities must have been rated within the top three rating categories by an NRSRO.

X	Percentage of offering purchased by Fund and other funds with same
	investment adviser did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified institution buyers plus
	(2) principal amount of class in any concurrent public offering;
	(b) other securities, 25% of principal amount of offering of class.

X	The Fund did not purchase the securities being offered directly or
	indirectly from an Affiliated Underwriter, /provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and,
	(b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.

Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:

 	the securities were sold in an Eligible Rule 144A Offering; compliance with the first condition, above, regarding time and price.

Attach copy of written statement for each box checked.

The Portfolio Manager hereby certifies that the purchase of securities noted above under "Securities Purchased" complies with the Fund's Rule 10f-3 Procedures.

Date: october 23, 2003
						Signed: /s/ Theodore Bigman
						Name:   Theodore Bigman
						Title:  Managing Director






		 PACIFIC SELECT FUND  REAL ESTATE PORTFOLIO
                        Report Pursuant to Rule 10f-3
                    For the Quarter Ending September 30, 2003





							Comparable Securities

		    Securities Purchased	(1)		(2)		(3)

(1) Name of Issuer      Amli Residential	Federal Realty	Regency 	N/A
			Trust			Investment 	Centers Corp
						Trust

(2) Description of	Common Stock		Common Stock	Common Stock	N/A
Security (name,
coupon, maturity,
subordination,
common stock, etc.)


(3) Date of Purchase	08/07/2003		05/03/2003	08/02/2003	N/A


(4) Unit Price		$24.40			$30.90		$35.96		N/A


(5) Current Yield	N/A			N/A		N/A		N/A


(6) Yield to Maturity	N/A			N/A		N/A		N/A


(7) Principal Amount
of Total Offering	$51,240,000 		$86,956,493 	$129,456,000	N/A


(8) Underwriting
Spread			$0.30			$0.443		$1.6182		N/A


(9) Names of    Morgan Stanely,Legg 	Wachovia Securities	Citigroup,  	N/A
Underwriters	Mason Wood Walker	 			merrill Lynch,
				 				Wachovia
								Securities,
								Raymond James



(10) Years of 	   At least 3 Years	N/A			N/A		N/A
Continuous
Operation


(11) Dollar 	    $204,960		N/A			N/A		N/A
Amount of
Purchase


(12) % of 	    .40%		N/A			N/A		N/A
Offering
Purchased
by Fund


(13) % of 	    4.362%		N/A			N/A		N/A
Offering
Purchased
by Associated
Funds


(14) Sum of	    4.762%		N/A			N/A		N/A
(12) and (13)


(15) % of Fund	    0.05%		N/A			N/A		N/A
Assets Applied
to Purchase


(16) Name(s) of	   Legg Mason	 	N/A			N/A		N/A
Underwriter(s)
or Dealer(s) from
whom Purchased


(17) Is Portfolio   No		N/A			N/A		N/A
Manager a Manager
or Co-manager?







			PACIFIC SELECT FUND  REAL ESTATE PORTFOLIO
				Report Pursuant to Rule 10f-3
			    For the Quarter Ending September 30, 2003

Eligibility (check one):      X Registered public offering
				Eligible Municipal Security
				Eligible Foreign Offering
			        Eligible Rule 144A Offering

	 			Other fund purchasers having same investment adviser as Fund.

Check if the following conditions have been met (and discuss any exceptions):

X	The securities were purchased (1) prior to the end of the first day on which
	any sales were made at a price that did not exceed the price paid by each
	other purchaser in the offering or any concurrent offering of the
	securities (excepting, in an Eligible Foreign Offering, rights required
	by law to be granted to existing security holders) and (2) on or before
	the fourth day before termination, if a rights offering.

X	The securities were offered pursuant to an underwriting or similar
	agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

X	The commission, spread or profit was reasonable and fair in relation to
	that being received by others for underwriting similar securities during a comparable period of time.

X	Except for Eligible Municipal Securities, the issuer of such securities has
	been in continuous operation for not less than three years (including the
	operations of predecessors).

x	In the case of Eligible Municipal Securities, the issuer has been rated
	investment grade by at least one NRSRO, provided that, if the issuer or entity supplying the funds from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors) the securities must have been rated within the top three rating categories by an NRSRO.

X	Percentage of offering purchased by Fund and other funds with same
	investment adviser did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified institution buyers plus
	(2) principal amount of class in any concurrent public offering;
	(b) other securities, 25% of principal amount of offering of class.

X	The Fund did not purchase the securities being offered directly or
	indirectly from an Affiliated Underwriter, /provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and,
	(b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.

Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:

 	the securities were sold in an Eligible Rule 144A Offering; compliance with the first condition, above, regarding time and price.

Attach copy of written statement for each box checked.

The Portfolio Manager hereby certifies that the purchase of securities noted above under "Securities Purchased" complies with the Fund's Rule 10f-3 Procedures.

Date: october 23, 2003
						Signed: /s/ Theodore Bigman
						Name:   Theodore Bigman
						Title:  Managing Director







		 PACIFIC SELECT FUND  REAL ESTATE PORTFOLIO
                        Report Pursuant to Rule 10f-3
                    For the Quarter Ending September 30, 2003





							Comparable Securities

		    Securities Purchased	(1)		(2)		(3)

(1) Name of Issuer     St. Joe Company  	Federal Realty	Regency 	N/A
						Investment 	Centers Corp
						Trust

(2) Description of	Common Stock		Common Stock	Common Stock	N/A
Security (name,
coupon, maturity,
subordination,
common stock, etc.)


(3) Date of Purchase	09/16/2003		05/03/2003	08/02/2003	N/A


(4) Unit Price		$31.50			$30.90		$35.96		N/A


(5) Current Yield	N/A			N/A		N/A		N/A


(6) Yield to Maturity	N/A			N/A		N/A		N/A


(7) Principal Amount
of Total Offering	$283,500,000 		$86,956,493 	$129,456,000	N/A


(8) Underwriting
Spread			$1.4175			$0.44		$1.62		N/A


(9) Names of    Morgan Stanely,Banc 	Wachovia Securities	Citigroup,  	N/A
Underwriters	of America Securities	 			merrill Lynch,
		LLC, Raymond James 				Wachovia
		JMP Securities					Securities,
								Raymond James



(10) Years of 	   At least 3 Years	N/A			N/A		N/A
Continuous
Operation


(11) Dollar 	    $967,050		N/A			N/A		N/A
Amount of
Purchase


(12) % of 	    .341%		N/A			N/A		N/A
Offering
Purchased
by Fund


(13) % of 	    3.548%		N/A			N/A		N/A
Offering
Purchased
by Associated
Funds


(14) Sum of	    3.889%		N/A			N/A		N/A
(12) and (13)


(15) % of Fund	    .0242%		N/A			N/A		N/A
Assets Applied
to Purchase


(16) Name(s) of	   Reymond James 	N/A			N/A		N/A
Underwriter(s)
or Dealer(s) from
whom Purchased


(17) Is Portfolio   No		N/A			N/A		N/A
Manager a Manager
or Co-manager?







			PACIFIC SELECT FUND  REAL ESTATE PORTFOLIO
				Report Pursuant to Rule 10f-3
			    For the Quarter Ending September 30, 2003

Eligibility (check one):      X Registered public offering
				Eligible Municipal Security
				Eligible Foreign Offering
			        Eligible Rule 144A Offering

	 			Other fund purchasers having same investment adviser as Fund.

Check if the following conditions have been met (and discuss any exceptions):

X	The securities were purchased (1) prior to the end of the first day on which
	any sales were made at a price that did not exceed the price paid by each
	other purchaser in the offering or any concurrent offering of the
	securities (excepting, in an Eligible Foreign Offering, rights required
	by law to be granted to existing security holders) and (2) on or before
	the fourth day before termination, if a rights offering.

X	The securities were offered pursuant to an underwriting or similar
	agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

X	The commission, spread or profit was reasonable and fair in relation to
	that being received by others for underwriting similar securities during a comparable period of time.

X	Except for Eligible Municipal Securities, the issuer of such securities has
	been in continuous operation for not less than three years (including the
	operations of predecessors).

x	In the case of Eligible Municipal Securities, the issuer has been rated
	investment grade by at least one NRSRO, provided that, if the issuer or entity supplying the funds from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors) the securities must have been rated within the top three rating categories by an NRSRO.

X	Percentage of offering purchased by Fund and other funds with same
	investment adviser did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified institution buyers plus
	(2) principal amount of class in any concurrent public offering;
	(b) other securities, 25% of principal amount of offering of class.

X	The Fund did not purchase the securities being offered directly or
	indirectly from an Affiliated Underwriter, /provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and,
	(b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.

Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:

 	the securities were sold in an Eligible Rule 144A Offering; compliance with the first condition, above, regarding time and price.

Attach copy of written statement for each box checked.

The Portfolio Manager hereby certifies that the purchase of securities noted above under "Securities Purchased" complies with the Fund's Rule 10f-3 Procedures.

Date: october 23, 2003
						Signed: /s/ Theodore Bigman
						Name:   Theodore Bigman
						Title:  Managing Director











		 PACIFIC SELECT FUND  MID-CAP GROWTH PORTFOLIO
                        Report Pursuant to Rule 10f-3
                    For the Quarter Ending September 30, 2003





							Comparable Securities

		    Securities Purchased	(1)		(2)		(3)

(1) Name of Issuer      iPass Inc   		Sonic Wall 	Internet	Verisign
						Inc	 	Securities 	Inc
								Systems


(2) Description of	Common Stock		Common Stock	Common Stock	Common Stock
Security (name,
coupon, maturity,
subordination,
common stock, etc.)


(3) Date of Purchase	07/23/2003		11/10/1999	03/23/1998	01/29/1998


(4) Unit Price		$14.00			$14.00		$22.00		$14.00


(5) Current Yield	N/A			N/A		N/A		N/A


(6) Yield to Maturity	N/A			N/A		N/A		N/A


(7) Principal Amount
of Total Offering	$98,000,000 		$56,000,000 	$66,000,000	$42,000,000


(8) Underwriting
Spread			$0.98			$0.98		$1.54		$0.98


(9) Names of    Morgan Stanely, 	Bear Stearns & Co	Goldman Sachs  	Morgan
Underwriters	Credit Suisse 		Inc, Hambrecht &  	& Co, Bank of	Stanley,
		First Boston,		Quist, Weisel 		America,	Hambrecht
		Thomas SG Cowen,  	Partners LLC		Robertson  	& Quist,
		Weisel Partners					Stephens,UBS 	Wessels, Arnold
		LLC						Securities,	& Henderson
								Wessels, Arnold
								& Henderson



(10) Years of 	   At least 3 Years	N/A			N/A		N/A
Continuous
Operation


(11) Dollar 	    $98,000		N/A			N/A		N/A
Amount of
Purchase


(12) % of 	    0.100%		N/A			N/A		N/A
Offering
Purchased
by Fund


(13) % of 	    0.629%		N/A			N/A		N/A
Offering
Purchased
by Associated
Funds


(14) Sum of	    0.729%		N/A			N/A		N/A
(12) and (13)


(15) % of Fund	    0.079%		N/A			N/A		N/A
Assets Applied
to Purchase


(16) Name(s) of	   SG Cowen	 	N/A			N/A		N/A
Underwriter(s)
or Dealer(s) from
whom Purchased


(17) Is Portfolio   No		N/A			N/A		N/A
Manager a Manager
or Co-manager?







			PACIFIC SELECT FUND  MID-CAP GROWTH PORTFOLIO
				Report Pursuant to Rule 10f-3
			    For the Quarter Ending September 30, 2003

Eligibility (check one):      X Registered public offering
				Eligible Municipal Security
				Eligible Foreign Offering
			        Eligible Rule 144A Offering

	 			Other fund purchasers having same investment adviser as Fund.

Check if the following conditions have been met (and discuss any exceptions):

X	The securities were purchased (1) prior to the end of the first day on which
	any sales were made at a price that did not exceed the price paid by each
	other purchaser in the offering or any concurrent offering of the
	securities (excepting, in an Eligible Foreign Offering, rights required
	by law to be granted to existing security holders) and (2) on or before
	the fourth day before termination, if a rights offering.

X	The securities were offered pursuant to an underwriting or similar
	agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

X	The commission, spread or profit was reasonable and fair in relation to
	that being received by others for underwriting similar securities during a comparable period of time.

X	Except for Eligible Municipal Securities, the issuer of such securities has
	been in continuous operation for not less than three years (including the
	operations of predecessors).

N/A	In the case of Eligible Municipal Securities, the issuer has been rated
	investment grade by at least one NRSRO, provided that, if the issuer or entity supplying the funds from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors) the securities must have been rated within the top three rating categories by an NRSRO.

X	Percentage of offering purchased by Fund and other funds with same
	investment adviser did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified institution buyers plus
	(2) principal amount of class in any concurrent public offering;
	(b) other securities, 25% of principal amount of offering of class.

X	The Fund did not purchase the securities being offered directly or
	indirectly from an Affiliated Underwriter, /provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and,
	(b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.

Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:

 	the securities were sold in an Eligible Rule 144A Offering; compliance with the first condition, above, regarding time and price.

Attach copy of written statement for each box checked.

The Portfolio Manager hereby certifies that the purchase of securities noted above under "Securities Purchased" complies with the Fund's Rule 10f-3 Procedures.

Date: october 29, 2003
						Signed: /s/ Mary Jayne Maly
						Name:   Mary Jayne Maly
						Title:  Executive Director










		PACIFIC SELECT FUND  I-NET TOOLLKEEPER PORTFOLIO
                        Report Pursuant to Rule 10f-3
                    For the Quarter Ending September 30, 2003





							Comparable Securities

		    Securities Purchased	(1)		(2)		(3)

(1) Name of Issuer      Citadel    		Lionbridge 	American 	Axis Capital
			Broadcsting		Technologies, 	Financial 	Holdings Ltd
						Inc		Really Trust


(2) Description of	Common Stock		Common Stock	Common Stock	Common Stock
Security (name,
coupon, maturity,
subordination,
common stock, etc.)


(3) Date of Purchase	07/31/03		08/13/03	06/30/03	07/01/03


(4) Unit Price		$19.00			$6.10		$12.50		$22.00


(5) Current Yield	N/A			N/A		N/A		N/A


(6) Yield to Maturity	N/A			N/A		N/A		N/A


(7) Principal Amount
of Total Offering	$418,000,000 		$67,100,000 	$699,375,000	$473,000,000


(8) Underwriting
Spread			$1.14			$0.3355		$0.875		$1.320


(9) Names of    Goldman Sachs, CS 	Friedman Billings	Bank of America, Morgan
Underwriters	First Boston, Deutsche	Ramsey, Roth 	  	Friedman 	 Stanley,
		Bank, Merrill Lynch,	Capital Partners	Billings Ramsey	 Citigroup
		Bear Stearns Citigroup,
		JP Morgan, Wachovia
		Securities




(10) Years of 	   At least 3 Years	N/A			N/A		N/A
Continuous
Operation


(11) Dollar 	    $260,870.00		N/A			N/A		N/A
Amount of
Purchase


(12) % of 	    .0624%		N/A			N/A		N/A
Offering
Purchased
by Fund


(13) % of 	    1.8467%		N/A			N/A		N/A
Offering
Purchased
by Associated
Funds


(14) Sum of	    1.9091%		N/A			N/A		N/A
(12) and (13)


(15) % of Fund	    .4663%		N/A			N/A		N/A
Assets Applied
to Purchase


(16) Name(s) of	   Credit Suisse 	N/A			N/A		N/A
Underwriter(s)     First Boston
or Dealer(s) from
whom Purchased


(17) Is Portfolio   Yes			N/A			N/A		N/A
Manager a Manager
or Co-manager?







			PACIFIC SELECT FUND  I-NET TOOLLKEEPER PORTFOLIO
				Report Pursuant to Rule 10f-3
			    For the Quarter Ending September 30, 2003

Eligibility (check one):      X Registered public offering
				Eligible Municipal Security
				Eligible Foreign Offering
			        Eligible Rule 144A Offering

	 			Other fund purchasers having same investment adviser as Fund.

Check if the following conditions have been met (and discuss any exceptions):

X	The securities were purchased (1) prior to the end of the first day on which
	any sales were made at a price that did not exceed the price paid by each
	other purchaser in the offering or any concurrent offering of the
	securities (excepting, in an Eligible Foreign Offering, rights required
	by law to be granted to existing security holders) and (2) on or before
	the fourth day before termination, if a rights offering.

X	The securities were offered pursuant to an underwriting or similar
	agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

X	The commission, spread or profit was reasonable and fair in relation to
	that being received by others for underwriting similar securities during a comparable period of time.

X	Except for Eligible Municipal Securities, the issuer of such securities has
	been in continuous operation for not less than three years (including the
	operations of predecessors).

N/A	In the case of Eligible Municipal Securities, the issuer has been rated
	investment grade by at least one NRSRO, provided that, if the issuer or entity supplying the funds from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors) the securities must have been rated within the top three rating categories by an NRSRO.

X	Percentage of offering purchased by Fund and other funds with same
	investment adviser did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified institution buyers plus
	(2) principal amount of class in any concurrent public offering;
	(b) other securities, 25% of principal amount of offering of class.

X	The Fund did not purchase the securities being offered directly or
	indirectly from an Affiliated Underwriter, /provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and,
	(b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.

Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:

 	the securities were sold in an Eligible Rule 144A Offering; compliance with the first condition, above, regarding time and price.

Attach copy of written statement for each box checked.

The Portfolio Manager hereby certifies that the purchase of securities noted above under "Securities Purchased" complies with the Fund's Rule 10f-3 Procedures.

Date: october 17, 2003
						Signed: /s/ H. Ehlers
						Name:   H. Ehlers
						Title:  Portfolio Manager






                PACIFIC SELECT FUND  SHORT DURATION BOND PORTFOLIO
                        Report Pursuant to Rule 10f-3
                    For the Quarter Ending December 31, 2003





							Comparable Securities

		    Securities Purchased	(1)		(2)		(3)

(1) Name of Issuer      Freddie Mac	  	Fannie Mae 	Freddie Mac	Fannie Mae


(2) Description of	FHLMC 2-1/8		FNMA 2.41	FHLMC 2		FNMA 3.05
Security (name,
coupon, maturity,
subordination,
common stock, etc.)


(3) Date of Purchase	10/17/03		5/6/03		6/6/03		4/17/03


(4) Unit Price		$99.985			100		100		100


(5) Current Yield	2.125%			2.14%		2.00%		3.05%


(6) Yield to Maturity	2.132%			2.41%		2.00%		3.05%


(7) Principal Amount
of Total Offering	$5,000,000,000 		$200,000,000 	$250,000,000	$150,000,000


(8) Underwriting
Spread			.0625			.125		.15		.175


(9) Names of    Morgan Stanley	 	HSBC Securities		Banc of 	Bear Stearns
Underwriters	Lehman Bros., UBS 				America 	& Co., Inc.
	 	ABN AMRO, Barclays 	 			Securities  	and Credit
		Capital, JP Morgan,	  			LLC and JP   	Suisse First
		HSBC Securities,  	 			Morgan 		Boston
		Citigroup, Deutsche 	 			Securities
		Bank, Banc of America,
		Bear Stearns & Co.,
		Goldmans Sachs & CO.,
		Merrill Lynch Govt
		Securities Inc.


(10) Years of 	    At least 3 Years	N/A			N/A		N/A
Continuous
Operation


(11) Dollar 	    $4,559,310		N/A			N/A		N/A
Amount of
Purchase


(12) % of 	    0.092%		N/A			N/A		N/A
Offering
Purchased
by Fund


(13) % of 	    2.91%		N/A			N/A		N/A
Offering
Purchased
by Associated
Funds


(14) Sum of	    3.00%		N/A			N/A		N/A
(12) and (13)


(15) % of Fund	    0.8%		N/A			N/A		N/A
Assets Applied
to Purchase


(16) Name(s) of	   Lehman Bros. 	N/A			N/A		N/A
Underwriter(s)
or Dealer(s) from
whom Purchased


(17) Is Portfolio   Yes			N/A			N/A		N/A
Manager a Manager
or Co-manager?











			PACIFIC SELECT FUND  SHORT DURATION BOND PORTFOLIO
				Report Pursuant to Rule 10f-3
			    Quarter Ending December 31, 2003

Eligibility (check one):      X Registered public offering
				Eligible Municipal Security
				Eligible Foreign Offering
			        Eligible Rule 144A Offering

	 			Other fund purchasers having same investment adviser as Fund.

Check if the following conditions have been met (and discuss any exceptions):

X	The securities were purchased (1) prior to the end of the first day on which
	any sales were made at a price that did not exceed the price paid by each
	other purchaser in the offering or any concurrent offering of the
	securities (excepting, in an Eligible Foreign Offering, rights required
	by law to be granted to existing security holders) and (2) on or before
	the fourth day before termination, if a rights offering.

X	The securities were offered pursuant to an underwriting or similar
	agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

X	The commission, spread or profit was reasonable and fair in relation to
	that being received by others for underwriting similar securities during a comparable period of time.

X	Except for Eligible Municipal Securities, the issuer of such securities has
	been in continuous operation for not less than three years (including the
	operations of predecessors).

N/A	In the case of Eligible Municipal Securities, the issuer has been rated
	investment grade by at least one NRSRO, provided that, if the issuer or entity supplying the funds from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors) the securities must have been rated within the top three rating categories by an NRSRO.

X	Percentage of offering purchased by Fund and other funds with same
	investment adviser did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified institution buyers plus
	(2) principal amount of class in any concurrent public offering;
	(b) other securities, 25% of principal amount of offering of class.

X	The Fund did not purchase the securities being offered directly or
	indirectly from an Affiliated Underwriter, /provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and,
	(b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.

Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:

X	the securities were sold in an Eligible Rule 144A Offering;
 	compliance with the first condition, above, regarding time and price.

Attach copy of written statement for each box checked.

The Portfolio Manager hereby certifies that the purchase of securities noted above under "Securities Purchased" complies with the Fund's Rule 10f-3 Procedures.

Date: January 23, 2004
						Signed: /s/ Jonathan Beinner
						Name:   Jonathan Beinner
						Title:  Managing Director






                PACIFIC SELECT FUND  LARGE-CAP VALUE PORTFOLIO
                        Report Pursuant to Rule 10f-3
                    For the Quarter Ending December 31, 2003





							Comparable Securities

		    Securities Purchased	(1)		(2)		(3)

(1) Name of Issuer      China Life   		PICC Property	China Resources	N/A
			Insurance		and Casualty 	Power Holding
						Co. Ltd.	Company Limited

(2) Description of	American Depository	H Shares	H Shares	N/A
Security (name, 	Shares/ H Shares
coupon, maturity,
subordination,
common stock, etc.)


(3) Date of Purchase	12/12/2003		N/A		N/A		N/A


(4) Unit Price		U.S. $18.68		HK $1.80	HK $2.80	N/A
			HK $3.625


(5) Current Yield	N/A			N/A		N/A		N/A


(6) Yield to Maturity	N/A			N/A		N/A		N/A


(7) Principal Amount
of Total Offering	HK $22,283,088,875 HK$5,409,360,000 HK$2,576,000,000	N/A
                        US $2,870,676,553

(8) Underwriting
Spread			3.5%			3.85%		2.5%		N/A


(9) Names of    China International 	China International	BOC 	  	N/A
Underwriters	Citigroup, Credit 	Capital Corporation,	International
		Suisse First Boston	Morgan Stanley		Morgan Stanley
		Deutsche Bank
		Securities



(10) Years of 	   >3			N/A			N/A		N/A
Continuous
Operation


(11) Dollar 	   $29,888		N/A			N/A		N/A
Amount of
Purchase


(12) % of 	    .01%		N/A			N/A		N/A
Offering
Purchased
by Fund


(13) % of 	    .218%		N/A			N/A		N/A
Offering
Purchased
by Associated
Funds


(14) Sum of	    .228%		N/A			N/A		N/A
(12) and (13)


(15) % of Fund	    .00%		N/A			N/A		N/A
Assets Applied
to Purchase


(16) Name(s) of	   CSFB		 	N/A			N/A		N/A
Underwriter(s)
or Dealer(s) from
whom Purchased


(17) Is Portfolio  Co-Manager		N/A			N/A		N/A
Manager a Manager
or Co-manager?







			PACIFIC SELECT FUND  LARGE-CAP VALUE PORTFOLIO
				Report Pursuant to Rule 10f-3
			    For the Quarter Ending December 31, 2003

Eligibility (check one):      X Registered public offering
				Eligible Municipal Security
				Eligible Foreign Offering
			        Eligible Rule 144A Offering

	 			Other fund purchasers having same investment adviser as Fund.

Check if the following conditions have been met (and discuss any exceptions):

X	The securities were purchased (1) prior to the end of the first day on which
	any sales were made at a price that did not exceed the price paid by each
	other purchaser in the offering or any concurrent offering of the
	securities (excepting, in an Eligible Foreign Offering, rights required
	by law to be granted to existing security holders) and (2) on or before
	the fourth day before termination, if a rights offering.

X	The securities were offered pursuant to an underwriting or similar
	agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

X	The commission, spread or profit was reasonable and fair in relation to
	that being received by others for underwriting similar securities during a comparable period of time.

X	Except for Eligible Municipal Securities, the issuer of such securities has
	been in continuous operation for not less than three years (including the
	operations of predecessors).

N/A	In the case of Eligible Municipal Securities, the issuer has been rated
	investment grade by at least one NRSRO, provided that, if the issuer or entity supplying the funds from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors) the securities must have been rated within the top three rating categories by an NRSRO.

X	Percentage of offering purchased by Fund and other funds with same
	investment adviser did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified institution buyers plus
	(2) principal amount of class in any concurrent public offering;
	(b) other securities, 25% of principal amount of offering of class.

X	The Portfolio did not purchase the securities being offered directly or
	indirectly from an Affiliated Underwriter, /provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and,
	(b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.

Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:

 	the securities were sold in an Eligible Rule 144A Offering; compliance with the first condition, above, regarding time and price.

Attach copy of written statement for each box checked.

The Portfolio Manager hereby certifies that the purchase of securities noted above under "Securities Purchased" complies with the Fund's Rule 10f-3 Procedures.

Date: January 22, 2004
						Signed: /s/ Jack Cunningham
						Name:   Jack Cunningham
						Title:  Fund Managing





		 PACIFIC SELECT FUND  REAL ESTATE PORTFOLIO
                        Report Pursuant to Rule 10f-3
                    For the Quarter Ending December 31, 2003





							Comparable Securities

		    Securities Purchased	(1)		(2)		(3)

(1) Name of Issuer      La Quinta Corp.		Federal Realty	Regency 	N/A
						Inv. Trust 	Centers Corp


(2) Description of	Common Stock		Common Stock	Common Stock	N/A
Security (name,
coupon, maturity,
subordination,
common stock, etc.)


(3) Date of Purchase	11/20/03		5/3/03		8/2/2003	N/A


(4) Unit Price		$5.55			$30.90		$35.96		N/A


(5) Current Yield	N/A			N/A		N/A		N/A


(6) Yield to Maturity	N/A			N/A		N/A		N/A


(7) Principal Amount
of Total Offering	$166,500,000 		86,956,493 	$129,456,000	N/A


(8) Underwriting
Spread			$.208			$.44		$1.62		N/A


(9) Names of    Morgan Stanely & 	Wachovia Securities	Citigroup,  	N/A
Underwriters	Co., Credit Lyonnais,	 			Merrill Lynch
		and CIBC World Markets				& Co., Wachovia
								Securities,
								and Raymond James



(10) Years of 	   At least 3 Years	N/A			N/A		N/A
Continuous
Operation


(11) Dollar 	    $239,205		N/A			N/A		N/A
Amount of
Purchase


(12) % of 	    .144%		N/A			N/A		N/A
Offering
Purchased
by Fund


(13) % of 	    2.456%		N/A			N/A		N/A
Offering
Purchased
by Associated
Funds


(14) Sum of	    2.60%		N/A			N/A		N/A
(12) and (13)


(15) % of Fund	    .060%		N/A			N/A		N/A
Assets Applied
to Purchase


(16) Name(s) of	   CIBC World	 	N/A			N/A		N/A
Underwriter(s)     Markets
or Dealer(s) from
whom Purchased


(17) Is Portfolio   Yes			N/A			N/A		N/A
Manager a Manager  (affiliate is
or Co-manager?	   Morgan Stanley
 		   & Co.)






			PACIFIC SELECT FUND  REAL ESTATE PORTFOLIO
				Report Pursuant to Rule 10f-3
			    For the Quarter Ending December 31, 2003

Eligibility (check one):      X Registered public offering
				Eligible Municipal Security
				Eligible Foreign Offering
			        Eligible Rule 144A Offering

	 			Other fund purchasers having same investment adviser as Fund.

Check if the following conditions have been met (and discuss any exceptions):

X	The securities were purchased (1) prior to the end of the first day on which
	any sales were made at a price that did not exceed the price paid by each
	other purchaser in the offering or any concurrent offering of the
	securities (excepting, in an Eligible Foreign Offering, rights required
	by law to be granted to existing security holders) and (2) on or before
	the fourth day before termination, if a rights offering.

X	The securities were offered pursuant to an underwriting or similar
	agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

X	The commission, spread or profit was reasonable and fair in relation to
	that being received by others for underwriting similar securities during a comparable period of time.

X	Except for Eligible Municipal Securities, the issuer of such securities has
	been in continuous operation for not less than three years (including the
	operations of predecessors).

N/A	In the case of Eligible Municipal Securities, the issuer has been rated
	investment grade by at least one NRSRO, provided that, if the issuer or entity supplying the funds from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors) the securities must have been rated within the top three rating categories by an NRSRO.

X	Percentage of offering purchased by Fund and other funds with same
	investment adviser did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified institution buyers plus
	(2) principal amount of class in any concurrent public offering;
	(b) other securities, 25% of principal amount of offering of class.

X	The Fund did not purchase the securities being offered directly or
	indirectly from an Affiliated Underwriter, /provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and,
	(b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.

Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:

 	the securities were sold in an Eligible Rule 144A Offering; compliance with the first condition, above, regarding time and price.

Attach copy of written statement for each box checked.

The Portfolio Manager hereby certifies that the purchase of securities noted above under "Securities Purchased" complies with the Fund's Rule 10f-3 Procedures.

Date: January 26, 2004
						Signed: /s/ Theodore R Bigmon
						Name:   Theodore R Bigmon
						Title:  Managing Director












		 PACIFIC SELECT FUND  MID-CAP GROWTH PORTFOLIO
                        Report Pursuant to Rule 10f-3
                    For the Quarter Ending December 31, 2003





							Comparable Securities

		    Securities Purchased	(1)		(2)		(3)

(1) Name of Issuer     Overnite Corp.	  	DRS 		Dominion 	N/A
						Technologies 	Resources,
						Inc.		Inc.

(2) Description of	Common Stock		Common Stock	Common Stock	N/A
Security (name,
coupon, maturity,
subordination,
common stock, etc.)


(3) Date of Purchase	10/30/03		12/16/02	10/15/02	N/A


(4) Unit Price		$19.00			$28.00		$40.50		N/A


(5) Current Yield	N/A			N/A		N/A		N/A


(6) Yield to Maturity	N/A			N/A		N/A		N/A


(7) Principal Amount
of Total Offering	$475,000,000    $133,000,000 	$1,073,250,000		N/A


(8) Underwriting
Spread			$1.09			$1.40		$1.07		N/A


(9) Names of    Credit Suisse First 	Bear, Sterns &	      Merrill Lynch &  	N/A
Underwriters	Boston, Morgan 	 	Co, Morgan Stanley,   Co., Morgan
		Stanley, Citigroup, 	and Wachovia 	      Stanley, Bank of
		Banc of America,	Securities	      America, Goldman
		JP Morgan, and 				      Sachs & Co.,
		Merrill Lynch				      Salomon Smith
						              Barney, and
							      Wachovia Securities


(10) Years of 	   At least 3 Years	N/A			N/A		N/A
Continuous
Operation


(11) Dollar 	    $85,500		N/A			N/A		N/A
Amount of
Purchase


(12) % of 	    .018%		N/A			N/A		N/A
Offering
Purchased
by Fund


(13) % of 	    .382%		N/A			N/A		N/A
Offering
Purchased
by Associated
Funds


(14) Sum of	    .40%		N/A			N/A		N/A
(12) and (13)


(15) % of Fund	    .052%		N/A			N/A		N/A
Assets Applied
to Purchase


(16) Name(s) of	   CS First Boston 	N/A			N/A		N/A
Underwriter(s)
or Dealer(s) from
whom Purchased


(17) Is Portfolio   Yes			N/A			N/A		N/A
Manager a Manager (affiliate is
or Co-manager?	  Morgan Stanley
		  & Co.)







			PACIFIC SELECT FUND  MID-CAP GROWTH PORTFOLIO
				Report Pursuant to Rule 10f-3
			    For the Quarter Ending December 31, 2003

Eligibility (check one):      X Registered public offering
				Eligible Municipal Security
				Eligible Foreign Offering
			        Eligible Rule 144A Offering

	 			Other fund purchasers having same investment adviser as Fund.

Check if the following conditions have been met (and discuss any exceptions):

X	The securities were purchased (1) prior to the end of the first day on which
	any sales were made at a price that did not exceed the price paid by each
	other purchaser in the offering or any concurrent offering of the
	securities (excepting, in an Eligible Foreign Offering, rights required
	by law to be granted to existing security holders) and (2) on or before
	the fourth day before termination, if a rights offering.

X	The securities were offered pursuant to an underwriting or similar
	agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

X	The commission, spread or profit was reasonable and fair in relation to
	that being received by others for underwriting similar securities during a comparable period of time.

X	Except for Eligible Municipal Securities, the issuer of such securities has
	been in continuous operation for not less than three years (including the
	operations of predecessors).

N/A	In the case of Eligible Municipal Securities, the issuer has been rated
	investment grade by at least one NRSRO, provided that, if the issuer or entity supplying the funds from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors) the securities must have been rated within the top three rating categories by an NRSRO.

X	Percentage of offering purchased by Fund and other funds with same
	investment adviser did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified institution buyers plus
	(2) principal amount of class in any concurrent public offering;
	(b) other securities, 25% of principal amount of offering of class.

X	The Fund did not purchase the securities being offered directly or
	indirectly from an Affiliated Underwriter, /provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and,
	(b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.

Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:

 	the securities were sold in an Eligible Rule 144A Offering; compliance with the first condition, above, regarding time and price.

Attach copy of written statement for each box checked.

The Portfolio Manager hereby certifies that the purchase of securities noted above under "Securities Purchased" complies with the Fund's Rule 10f-3 Procedures.

Date: January 29, 2003
						Signed: /s/ Dave Cohen
						Name:   Dave Cohen
						Title:  Executive Director
							Fund Manager











		 PACIFIC SELECT FUND  MID-CAP GROWTH PORTFOLIO
                        Report Pursuant to Rule 10f-3
                    For the Quarter Ending December 31, 2003





							Comparable Securities

		    Securities Purchased	(1)		(2)		(3)

(1) Name of Issuer      Carter's Inc   		Dick's  	Petco Animal	N/A
						Sporting Goods,	Supplies,
						Inc.		Inc.


(2) Description of	Common Stock		Common Stock	Common Stock	N/A
Security (name,
coupon, maturity,
subordination,
common stock, etc.)


(3) Date of Purchase	10/23/03		10/16/02	5/22/03		N/A


(4) Unit Price		$19.00			$12.00		$19.65		N/A


(5) Current Yield	N/A			N/A		N/A		N/A


(6) Yield to Maturity	N/A			N/A		N/A		N/A


(7) Principal Amount
of Total Offering	$118,750,000 		$87,471,780 	$176,850,000	N/A


(8) Underwriting
Spread			$1.33			$0.84		$0.74		N/A


(9) Names of    Goldman Sachs & Co., 	Merrill Lynch & Co.,	Goldman Sachs  	N/A
Underwriters	Banc of America,	Goldman Sachs & Co., 	& Co., Morgan
		Credit Suisse First 	Banc of America, and	Stanley, Lehman
		Boston, and Morgan	William Blair & Co.	Bros, Bear,
		Stanley						Stearns & Co,
								CIBC World Markets,
								Citigroup, and UBS
								Warburg


(10) Years of 	   At least 3 Years	N/A			N/A		N/A
Continuous
Operation


(11) Dollar 	    $20,900		N/A			N/A		N/A
Amount of
Purchase


(12) % of 	    0.18%		N/A			N/A		N/A
Offering
Purchased
by Fund


(13) % of 	    1.582%		N/A			N/A		N/A
Offering
Purchased
by Associated
Funds


(14) Sum of	    1.60%		N/A			N/A		N/A
(12) and (13)


(15) % of Fund	    .013%		N/A			N/A		N/A
Assets Applied
to Purchase


(16) Name(s) of	   Golman Sachs	 	N/A			N/A		N/A
Underwriter(s)
or Dealer(s) from
whom Purchased


(17) Is Portfolio   Yes			N/A			N/A		N/A
Manager a Manager  (affiliate is
or Co-manager?	   Morgan Stanley
 		   & Co.)






			PACIFIC SELECT FUND  MID-CAP GROWTH PORTFOLIO
				Report Pursuant to Rule 10f-3
			    For the Quarter Ending December 31, 2003

Eligibility (check one):      X Registered public offering
				Eligible Municipal Security
				Eligible Foreign Offering
			        Eligible Rule 144A Offering

	 			Other fund purchasers having same investment adviser as Fund.

Check if the following conditions have been met (and discuss any exceptions):

X	The securities were purchased (1) prior to the end of the first day on which
	any sales were made at a price that did not exceed the price paid by each
	other purchaser in the offering or any concurrent offering of the
	securities (excepting, in an Eligible Foreign Offering, rights required
	by law to be granted to existing security holders) and (2) on or before
	the fourth day before termination, if a rights offering.

X	The securities were offered pursuant to an underwriting or similar
	agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

X	The commission, spread or profit was reasonable and fair in relation to
	that being received by others for underwriting similar securities during a comparable period of time.

X	Except for Eligible Municipal Securities, the issuer of such securities has
	been in continuous operation for not less than three years (including the
	operations of predecessors).

N/A	In the case of Eligible Municipal Securities, the issuer has been rated
	investment grade by at least one NRSRO, provided that, if the issuer or entity supplying the funds from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors) the securities must have been rated within the top three rating categories by an NRSRO.

X	Percentage of offering purchased by Fund and other funds with same
	investment adviser did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified institution buyers plus
	(2) principal amount of class in any concurrent public offering;
	(b) other securities, 25% of principal amount of offering of class.

X	The Fund did not purchase the securities being offered directly or
	indirectly from an Affiliated Underwriter, /provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and,
	(b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.

Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:

 	the securities were sold in an Eligible Rule 144A Offering; compliance with the first condition, above, regarding time and price.

Attach copy of written statement for each box checked.

The Portfolio Manager hereby certifies that the purchase of securities noted above under "Securities Purchased" complies with the Fund's Rule 10f-3 Procedures.

Date: January 29, 2004
						Signed: /s/ Dave Cohen
						Name:   Dave Cohen
						Title:  Executive Director
							Fund Manager